Exhibit 99.2

KAYNEBDC.COM KAYNE ANDERSON BDC, INC. EARNINGS PRESENTATION Third Quarter 2025

2 Disclaimer and Forward - Looking Statement This presentation may contain “forward - looking statements” that involve substantial risks and uncertainties . Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon . These forward - looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Kayne Anderson BDC, Inc . (“KBDC”), its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions . Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward - looking statements . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond KBDC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements including, without limitation, the risks, uncertainties and other factors identified in KBDC’s filings with the SEC . All forward - looking statements speak only as of the date of this presentation . KBDC does not undertake any obligation to update or revise any forward - looking statements or any other information contained herein, except as required by applicable law .

EXECUTIVE SUMMARY

Executive Summary

Quarterly Highlights

Financial Results	» Net investment income per share: $0.43 » Net asset value per share: $16.34 » Annualized ROE: 10.5% on net investment income » 3Q'25 dividend per share: $0.40 regular » Annualized regular dividend yield of ~9.8%[1]
Portfolio	» Total fair value was approximately $2.3 billion invested in 108 companies » Weighted average yield at amortized cost of debt investments was 10.7% excluding non-income producing investments and 10.4% including non-income producing investments[2] » 94% first-lien portfolio » Weighted average and median EBITDA of borrowers of $56.5 million[3][4] and $34.5 million[3][4], respectively » Average position size of 0.9% with 10 largest positions representing 19.6% of the portfolio[5] » 1.4% of investments (based on fair value) on non-accrual
Balance Sheet & Liquidity	» Outstanding debt balance was $1,153 million; quarter-end debt-to-equity ratio was 1.01x » Total liquidity of $368.1 million, including cash and cash equivalents of $46.1 and undrawn committed debt capacity of $322.0 million » $100 million Share Repurchase Plan: Repurchased 950,191 shares / $13.9 million for the three months ended September 30, 2025
Recent Events	» Declared 4Q'25 regular distribution of $0.40 per share on November 4, 2025 » Completed a private placement offering of $200 million of senior unsecured notes (the "Series C, D and E Notes") on October 15, 2025

[1]Annualized dividend yield is calculated by dividing the declared dividend per share by the net asset value per share at the end of the quarter and annualizing such amount over four quarterly periods. There can be no assurance that the same dividend yield will be achieved.
[2]Actual yields earned over the life of investments could be materially different from the yields presented herein.
[3]Excludes investments in broadly syndicated loans and opportunistic investments; as of September 30, 2025, KBDC held $66 million of broadly syndicated loans, representing ~3% of total fair market value of investments. Opportunistic investments (Cuisine Solutions, M2S and SG Credit) which represent $139 million or ~6% of total fair market value of investments.
[4]Excludes investments on watchlist representing 3.4% of total market fair value and opportunistic investments (Cuisine Solutions, M2S and SG Credit) which represent $139 million of fair value or ~6% of total fair market value of investments.
[5]Calculated as a percentage of total debt investments at fair value.

KAYNE ANDERSON
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5 CONFIDENTIAL 5 Team Expertise Unique Sourcing D iverse Portfolio Risk Management Shareholder Focus Executive Summary Investment Highlights Kayne Anderson BDC 2 3 4 5 6 Focus on core middle market in defensive, stable industries Experienced, long tenured leadership and investment team Execution framework driven by credit selectivity and quality Conservative portfolio of senior secured, PE backed, 1 st lien loans Active portfolio management and risk monitoring Investor alignment through market friendly fee structure » » » » » » » Value Lending 1

Executive Summary

At-a-Glance

- Scaled, differentiated BDC via focus on core middle market ($10-$75+ million of EBITDA)
- Target market and credit selection process facilitates: (i) conservative structures (first lien, lower leverage) in (ii) private equity-backed businesses with (iii) financial maintenance covenants generating (iv) attractive yields

KBDC OVERVIEW (SEPTEMBER 30, 2025)

$2.3bn *Portfolio Fair Value ($2.6bn commitments)* ***(Q2: $2.2bn FV / $2.5bn commitments)***	**~94%** *First Lien Senior Secured*[(1)] ***(Q2: ~98%)***	**108** *Portfolio Companies* ***(Q2: 114)***	**100%** *Financial Maint. Covenants*[(2)] ***(Q2: 100%)***	**1.4%** *FV Debt on Non-Accrual* ***(Q2: 1.6%)***
99% *PE Sponsored Companies*[(2)] ***(Q2: 99%)***	**~10.6%** *Wtd. Avg. Portfolio Yield*[(3)] ***(Q2: ~10.6%)***	**4.4x** *Wtd. Avg. Net Leverage*[(4)] ***(Q2: 4.3x)***	**2.4x** *Wtd. Avg. Interest Coverage*[(4)] ***(Q2: 2.5x)***	**10.5%** *NII Yield*[(5)] ***(Q2: 9.8%)***

[1]Decrease due to SG Credit investment in 3Q'25 categorized as 'other' for security classification.
[2]Excludes investments in broadly syndicated loans and opportunistic investments; as of September 30, 2025, KBDC held $66 million of broadly syndicated loans, representing ~3% of total fair market value of investments. Opportunistic investments (Cuisine Solutions, M2S and SG Credit) which represent $139 million or ~6% of total fair market value of investments.
[3]Weighted average yield is calculated on fair value of debt investments excluding non-income producing investments.
[4]Excludes investments on watchlist representing 3.4% of total market fair value and opportunistic investments (Cuisine Solutions, M2S and SG Credit) which represent $139 million of fair value or ~6% of total fair market value of investments.
[5]NII yield is calculated by dividing annualized 3Q NII per share by NAV per share at September 30, 2025.

KAYNE ANDERSON | CONFIDENTIAL
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7 Executive Summary Key Financial Highlights 1 Yield on an annualized basis. ($000 except per share data) Sep 30, 2025 Jun 30, 2025 Mar 31, 2025 Dec 31, 2024 Sep 30, 2024 Net Investment Income $0.43 $0.40 $0.40 $0.48 $0.52 Net Realized and Unrealized Gains (Losses) ($0.08) ($0.05) ($0.09) $0.02 $0.01 Net Income (loss) $0.35 $0.35 $0.31 $0.50 $0.53 Net Asset Value $16.34 $16.37 $16.51 $16.70 $16.70 Annualized ROE (on Net Investment Income) 10.5% 9.8% 9.7% 11.5% 12.5% Annualized ROE (on Net Income) 8.6% 8.6% 7.5% 12.0% 12.7% Regular Distributions $0.40 $0.40 $0.40 $0.40 $0.40 Supplemental Distributions - - - - - Special Distributions - $0.10 $0.10 $0.10 - Total Distributions $0.40 $0.50 $0.50 $0.50 $0.40 Regular Distribution Yield (1) 9.8% 9.8% 9.7% 9.6% 9.6% Supplemental Distribution Yield (1) - - - - - Special Distribution Yield (1) - 2.4% 2.4% 2.4% - Total Distribution Yield 9.8% 12.2% 12.1% 12.0% 9.6% Total Debt $1,153,000 $1,054,000 $1,015,500 $858,000 $788,000 Net Assets $1,140,096 $1,157,331 $1,176,559 $1,186,342 $1,186,205 Debt-to-Equity at Quarter End 1.01x 0.91x 0.86x 0.72x 0.66x As of Date and for the Three Months Ended

PORTFOLIO OVERVIEW

Portfolio Overview
Key Statistics

KEY PORTFOLIO STATISTICS ($ IN MILLIONS)[1]

	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024
Portfolio Highlights					
Funded Investments at Fair Value	$2,256	$2,175	$2,167	$1,995	$1,943
Number of Portfolio Companies	108	114	116	110	110
Average Position Size at Fair Value ($)	$20.9	$19.1	$18.7	$18.1	$17.7
Average Position Size at Fair Value (%)	0.9%	0.9%	0.9%	0.9%	0.9%
Portfolio Composition (at fair value)					
First Lien	94%	98%	98%	98%	98%
Second Lien	-	-	-	-	-
Subordinated[2]	4%	1%	1%	1%	1%
Equity	2%	1%	1%	1%	1%
Loans by Interest Rate Type					
% Floating Rate Debt Investments	96.0%	100.0%	100.0%	100.0%	100.0%
% Fixed Rate Debt Investments	4.0%	0.0%	0.0%	0.0%	0.0%
Asset Level Yields excluding non-income producing debt investments (at fair value)					
Weighted Average Yield on Private Credit Loans	10.7%	10.9%	11.0%	11.3%	12.0%
Weighted Average Yield on Broadly Syndicated Loans [1]	6.7%	6.9%	6.9%	7.1%	7.8%
Weighted Average Yield on Debt Investments	10.6%	10.6%	10.5%	10.7%	11.4%
Asset Level Yields including non-income producing debt investments (at fair value)					
Weighted Average Yield on Private Credit Loans	10.5%	10.7%	10.8%	11.1%	11.9%
Weighted Average Yield on Broadly Syndicated Loans [1]	6.7%	6.9%	6.9%	7.1%	7.8%
Weighted Average Yield on Debt Investments	10.4%	10.4%	10.4%	10.6%	11.3%
Non-accrual Debt Investments (at fair value)					
Non-accrual Investments	$31.0	$34.5	$33.3	$25.0	$19.2
Non-accrual Investments as a % of Debt Investments	1.4%	1.6%	1.6%	1.3%	1.0%
Number of Investments on Non-accrual	5	5	4	3	2

[1]As of 9/30/2025, KBDC held $66 million (fair value) of broadly syndicated loans across 7 borrowers.
[2] Includes KBDC's investments in BC CS 2, L.P. and SG Credit Partners, Inc. which are considered subordinated debt.

KAYNE ANDERSON
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10 Portfolio Overview Diversity (As of September 30, 2025) Note: Please see the Company’s filings with the SEC for more information about the Company’s portfolio. 1 Calculated as a percentage of total debt investments at fair value. 2 In some instances, we have disclosed the borrower’s DBA name. 3 Calculated as a percentage of total fair value. BORROWER CONCENTRATION (1)(2) INDUSTRY CONCENTRATION INVESTMENT TYPE (3) 21.1% 3.0% 4.4% 4.5% 5.6% 6.8% 9.0% 9.4% 10.4% 12.0% 13.8% All Others (15 Total) Aerospace & Defense Financial Services Personal Care Products Professional Services Machinery Containers and Packaging Food Products Health Care Providers & Services Commercial Services & Supplies Trading Companies & Distributors Private Credit, 95% BSL , 3% Equity , 2% SG Credit Subordinated Debt 4.0% Suave 1.9% MARS 1.8% Paris Presents 1.8% Keany 1.8% Handgards 1.7% CREO Group 1.7% American Equipment 1.7% Vitesse 1.6% M2S 1.6% All Others 80.4% (Avg Position: 0.9%) 108 Borrowers

11 Portfolio Overview Asset Mix GROSS NEW COMMITMENTS ($M) (1) ASSET MIX AT END OF PERIOD (2) » KBDC committed approximately $296 million to new investments in 3Q’25 » Portfolio is 96% floating rate and nearly all first lien senior secured loans » Asset mix at approximately 94% first lien senior secured ROLLING INVESTMENT ACTIVITY ($ IN MILLIONS) Note: Please see the Company’s filings with the SEC for more information about the Company’s portfolio. 1 Based on principal amount of investments and includes unfunded commitments. 2 Based on fair value of investments. $153 $463 $168 $183 $231 $340 $129 $296 $- $100 $200 $300 $400 $500 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 Gross New Investment Commitments(1) $463 $168 $183 $231 $340 $129 $296 Investment Fundings (Private Credit) 147 136 184 207 294 129 262 Investment Fundings (BSL) 302 26 - - - - - Investment Fundings (Equity) 1 1 1 2 1 - 12 Investments Repaid or Sold (Private Credit) (32) (41) (83) (139) (86) (72) (74) Investments Repaid or Sold (BSL) - (55) (2) (18) (27) (47) (113) Investment Repaid (Equity) - - - - (1) - - Net Investment Activity $417 $67 $100 $52 $181 $10 $87 98% 98% 98% 98% 98% 98% 94% 1% 1% 1% 1% 1% 1% 4% 1% 1% 1% 1% 1% 1% 2% 0% 20% 40% 60% 80% 100% 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 First Lien Subordinated Debt Equity

FINANCIAL HIGHLIGHTS

13 Financial Highlights Net Asset Value NAV PER SHARE BRIDGE » NAV was lower by $0.03 per share, primarily the result of unrealized losses on the portfolio ( - $0.08), partially offset by net i nvestment income exceeding dividends paid (+$0.03) and accretive share repurchases (+$0.02). $16.37 $0.87 ($0.00) $(0.08) $(0.44) $(0.40) $0.02 $16.34 $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 2Q'25 NAV Interest Income Realized Gain (Loss) Unrealized Gain (Loss) Operating Expenses Regular Distribution Share Repurchase 3Q'25 NAV

14 Financial Highlights Dividend History 1 Yields presented above calculated by dividing either (i) dividends or (ii) NII, as applicable by the net asset value per shar e a t the end of the quarter and annualizing such amount over four quarterly periods. 2 All amounts presented on a per share basis utilizing end of period share count. DIVIDEND HISTORY (2) DIVIDEND AND NII YIELD (1) » Prior to 2024 , KBDC did not distinguish between regular and supplemental or special distributions and generally distributed substantially all its income on a quarterly basis ▪ During 1 Q’ 24 , KBDC established a $ 0 . 40 per share regular dividend ▪ KBDC paid three special dividends on 12 / 20 / 24 , 3 / 18 / 25 and 6 / 24 / 25 following pre - IPO share lock - up expirations 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 NII Yield 13.2% 12.5% 12.3% 12.5% 11.5% 9.7% 9.8% 10.5% Total Dividend Yield 12.9% 9.6% 9.7% 9.6% 12.0% 12.1% 12.2% 9.8% $0.53 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.10 $0.10 $0.10 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 Base Dividend Special Dividend

BALANCE SHEET AND OPERATING RESULTS

16 Balance Sheet Summary ($000 except per share data) Sep 30, 2025 Jun 30, 2025 Mar 31, 2025 Dec 31, 2024 Sep 30, 2024 Assets Long-term investments (fair value) $2,255,513 $2,174,640 $2,166,770 $1,995,143 $1,943,439 Cash and Cash Equivalents 46,125 44,355 45,980 71,058 61,753 Receivable for sales of investments 14,150 14,813 - - - Receivable for principal pmts. on invest. 334 615 220 540 501 Interest receivable 21,500 21,329 17,240 14,965 22,391 Prepaid expenses and other assets 346 239 290 958 161 Total Assets $2,337,968 $2,255,991 $2,230,500 $2,082,664 $2,028,245 Liabilities Debt $1,153,000 $1,054,000 $1,015,500 $858,000 $788,000 Unamortized debt issuance costs (11,736) (11,527) (12,461) (9,875) (8,511) Payable for investments purchased - - - - 17,397 Shares repurchased payable 706 193 144 - 10 Distributions payable 27,927 28,291 28,514 28,424 28,420 Management fee payable 5,583 4,624 3,848 3,712 3,573 Incentive fee payable 4,419 4,452 4,490 - - Accrued expenses and other liabilities 17,973 18,627 13,906 16,061 13,151 Total Liabilities $1,197,872 $1,098,660 $1,053,941 $896,322 $842,040 Net Assets: Common Shares 70 71 71 71 71 Additional paid-in capital 1,133,350 1,147,270 1,156,039 1,152,396 1,153,001 Total distributable earnings (deficit) 6,676 9,990 20,449 33,875 33,133 Total Net Assets $1,140,096 $1,157,331 $1,176,559 $1,186,342 $1,186,205 Total Liabilities and Net Assets $2,337,968 $2,255,991 $2,230,500 $2,082,664 $2,028,245 Net Asset Value Per Common Share $16.34 $16.37 $16.51 $16.70 $16.70 Debt to equity at quarter end 1.01x 0.91x 0.86x 0.72x 0.66x Average debt to equity 0.97x 0.87x 0.79x 0.69x 0.62x

17 Operating Results Summary ($000 except per share data) Sep 30, 2025 Jun 30, 2025 Mar 31, 2025 Dec 31, 2024 Sep 30, 2024 Investment income: Interest and dividend income $61,373 $57,298 $55,245 $56,340 $57,819 Total investment income $61,373 $57,298 $55,245 $56,340 $57,819 Expenses: Management fees 5,583 5,412 5,131 4,950 4,764 Incentive fees 4,419 4,452 4,490 5,104 5,605 Interest expense 20,207 18,384 17,125 16,552 16,069 Other general and admin. expenses 1,118 1,129 1,084 1,228 1,124 Excise tax expense (benefit) - - (43) 825 - Total expenses $31,327 $29,377 $27,787 $28,659 $27,562 Management fee waiver - (788) (1,283) (1,238) (1,191) Incentive fee waiver - - - (5,104) (5,605) Net expenses $31,327 $28,589 $26,504 $22,317 $20,766 Net investment income $30,046 $28,709 $28,741 $34,023 $37,053 Net realized gains (losses) (22) (10) 566 708 - Net change in unrealized gains (losses) (4,983) (3,471) (6,511) 1,435 503 Income tax (expense) benefit (428) (318) (581) (717) - Net increase in net assets resulting from operations $24,613 $24,910 $22,215 $35,449 $37,556 Net investment income per share $0.43 $0.40 $0.40 $0.48 $0.52 Earnings per share $0.35 $0.35 $0.31 $0.50 $0.53 Weighted average shares outstanding 70,430,331 70,901,688 71,234,684 71,032,941 71,083,885 For the Three Months Ended

18 Balance Sheet and Liquidity Financing Profile Note: Commitment and drawn amounts are as of June 30, 2025. 1 Includes amortization of debt issuance and monitoring costs. DEBT FUNDING MIX ($M) FINANCING PER QUARTER ($M) » KBDC has diverse and adequate sources of liquidity to maintain its target debt - to - equity ratio of 1.00x to 1.25x » Debt capital is comprised of the following committed credit facilities and senior unsecured notes outstanding Commitment Drawn Availability Pricing Maturity Corporate Facility $475.0 $301.0 $174.0 S + 2.10% November 22, 2029 Funding Facility 675.0 570.0 105.0 S + 2.15% February 13, 2030 Funding Faclity II 250.0 207.0 43.0 S + 2.25% December 22, 2029 Series A Notes 25.0 25.0 - 8.65% June 30, 2027 Series B Notes 50.0 50.0 - 8.74% June 30, 2028 Total $1,475.0 $1,153.0 $322.0 $731 $817 $928 $1,014 $1,110 8.6% 7.9% 7.4% 7.2% 7.1% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% $0 $200 $400 $600 $800 $1,000 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 Average Daily Borrowing Average Interest Rate